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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    October 23, 1996
                                                 ----------------------


                                REGIS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
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                 (State or other jurisdiction of incorporation)


                    0-11230                              41-0749934
           ------------------------           ---------------------------------
           (Commission File Number)           (IRS Employer Identification No.)

     7201 Metro Boulevard, Minneapolis, MN                  55439
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (612) 947-7000
                                                   --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

Effective October 25, 1996, a wholly-owned subsidiary of the Registrant merged with Supercuts, Inc., as contemplated by the agreement entered into on July 14, 1996. Attached hereto as EXHIBIT A is the press release announcing the merger.

Combined financial statements have been previously provided as part of the Registrant's filing on Form S-4/Proxy dated September 24, 1996, and incorporated by reference herein.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REGIS CORPORATION

Date:  November 7, 1996                 By:/s/ Frank E. Evangelist
                                           -----------------------------
                                           Frank E. Evangelist
                                           Senior Vice President-Finance
                                           Chief Financial Officer

                                           Signing on behalf of the
                                           registrant and as principal
                                           accounting officer


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                                  EXHIBIT INDEX


EXHIBIT A     Press release announcing the shareholder approval.


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